CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-QSB of 51148, Inc. for the quarter ending April 30, 2005, I, Scott Raleigh, Chief
Executive Officer and Chief Financial Officer of 51148, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending April 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending April 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of 51148, Inc.

Dated:  June 14, 2005

51148, INC.

By: /s/ Scott Raleigh
-------------------------------------
Chief Executive Officer and
Chief Financial Officer